Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus Dated May 1, 2014

Royce Micro-Cap Portfolio

Effective November 10, 2014, the paragraphs appearing under the heading “Investment Adviser and Portfolio Management” for Royce Micro-Cap Portfolio are deleted in their entirety and replaced with the information below.

Royce serves as investment adviser to the Fund. Jenifer L. Taylor manages the Fund, assisted by Brendan J. Hartman. Ms. Taylor previously served as the Fund’s co-manager (2009-2010) and became primary portfolio manager in 2010. Mr. Hartman became assistant portfolio manager in 2013.

Effective November 10, 2014, the paragraphs appearing under the heading “Management of the Funds” are deleted in their entirety and replaced with the information below.

Royce & Associates, LLC (“Royce”) is the Funds’ investment adviser and is responsible for the management of their assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce currently serves as the Chief Executive Officer and Chairman of the Board of Managers of Royce and previously served as, among other things, its President and Chief Investment Officer.

Christopher D. Clark serves as President and Co-Chief Investment Officer of Royce. Mr. Clark joined Royce in 2007 as Director of Alternative Investments. Previously, he was a Consultant at UBS (2004-2006). Francis D. Gannon serves as Co-Chief Investment Officer of Royce. Mr. Gannon joined Royce in 2006. Previously, he was a Senior Vice President and Portfolio Manager at AIG SunAmerica Asset Management (1995-2006).

Royce’s investment staff includes, among others, Jenifer L. Taylor, who serves as portfolio manager for Royce Micro-Cap Portfolio; Jay S. Kaplan, Principal, who serves as portfolio manager for Royce Small-Cap Portfolio; and Brendan J. Hartman, who serves as assistant portfolio manager for Royce Micro-Cap Portfolio. Ms. Taylor joined Royce in 2000 as an Analyst. Previously, she was an analyst at Credit Lyonnais Securities (since 1999) and prior to that was an analyst for the Special Situations Fund (1994-1999). Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Investments. Mr. Hartman joined Royce in 2009 as a Portfolio Manager. Previously he was a Portfolio Manager for a long/short equity private investment vehicle, a Portfolio Manager at Cramer Rosenthal McGlynn (“CRM”) (2003-2008), an Analyst at CRM (2001-2003), a Senior Research Analyst at Donaldson, Lufkin & Jenrette (1997-2001) and a Research Analyst at Salomon Brothers (1996-1997). Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager

The Funds’ Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce receives advisory fees monthly as compensation for its services to each Fund. The annual rates of these fees for each Fund, before any waiver to cap the expense ratios for Royce Micro-Cap Portfolio at specified levels as shown above under the section “Fees and Expenses,” are as follows:

•   1.25% of the average net assets of Royce Micro-Cap Portfolio.

•   1.00% of the average net assets of Royce Small-Cap Portfolio.

For a discussion of the basis of the Board of Trustees’ most recent approval of Royce Capital Fund’s investment advisory agreements, please see the Funds’ Semiannual Report to Shareholders.

Royce Fund Services, Inc. distributes the Funds’ shares. Royce Capital Fund has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1. Under the plan, the Service Class is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees primarily to cover sales-related, shareholder servicing and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the Service Class of these Funds.

State Street Bank and Trust Company is the custodian of the Funds’ securities, cash and other assets. Boston Financial Data Services — Midwest (“BFDS”) is the Funds’ transfer agent.

November 10, 2014

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